SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2003

TNP ENTERPRISES, INC.

(Exact name of registrant as specified in charter)

Texas	1-8847	75-1907501
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY

(Exact name of registrant as specified in charter)

Texas	2-97230	75-0204070
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

Sale of Texas-New Mexico Power Company Senior Notes. On June 10, 2003, Texas-New Mexico Power Company (“TNMP”) completed the sale of $250 million in 6.125% Senior Notes due June 1, 2008. The Senior Notes were sold in a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, and are subject to mandatory redemption in whole or in part with stranded cost securitization proceeds on or after May 1, 2005. TNMP used the proceeds of approximately $247.4 million to repay $207 million of outstanding TNMP borrowings under the joint TNMP/First Choice Power credit facility with the remainder to be used for working capital purposes. The commitments under the credit facility were also reduced from $291.9 million to $90 million at the time of the repayment. The credit facility is scheduled to expire on October 30, 2003.

TNP Enterprises Senior Credit Facility. As reported in a Current Report on Form 8-K dated March 31, 2003 and filed with the Commission on April 15, 2003, two of the banks participating in the revolving portion of the TNP Enterprises, Inc. (“TNP”) Senior Credit Facility (the “Revolver”) agreed to extend the Revolver until June 7, 2003, at a reduced commitment level of $15 million.

The participating banks have agreed to an additional extension of the Revolver until August 7, 2003. As a result, TNP may borrow up to $15 million under the Revolver until the new expiration date. TNP anticipates negotiating a longer extension of the Revolver, or alterative source of funds prior to the extended expiration.

Statement Regarding Forward Looking Information

The discussions in this document that are not historical facts, including, but not limited to, the ability to negotiate extensions to TNP’s Senior Credit Facility, are based on current expectations. Actual results may differ materially. Among the factors that could cause the results to differ materially from expectations are the following: the ability of TNP’s retail subsidiary to attract and retain customers as competition movers forward; the ability to obtain extensions, renegotiations or waivers of provisions in the TNP Credit Facility; and other factors described from time to time in TNP’s and TNMP’s reports filed with the Securities and Exchange Commission. TNP and TNMP wish to caution readers not to place undue reliance on any such forward looking statements, which are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC.
(Registrant)

Date: June 16, 2003	By:	/s/ Theodore A. Babcock
Theodore A. Babcock, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY
(Registrant)

Date: June 16, 2003	By:	/s/ Scott Forbes
Scott Forbes
Senior Vice President—Chief Financial and Accounting Officer

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